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                                                                    EXHIBIT 99.6
                        Consent of Independent Auditors


We consent to the use of our report dated May 25, 1999 with respect to the financial statements of 2900 Van Ness Associates for the year ended December 31, 1998 included in the Form 8-K/A (pages F-15 through F-23) of Charles E. Smith Residential Realty, Inc. dated July 2, 1999, filed with the Securities and Exchange Commission.

                                   /s/ Ernst & Young LLP

September 16, 1999
Indianapolis, Indiana